Aberdeen Funds

(the “Trust”)

Aberdeen International Sustainable Leaders Fund

Aberdeen Global Equity Impact Fund

Aberdeen Global High Income Fund

(collectively, the “Funds”)

Supplement dated August 24, 2021 to the Fund’s Statutory Prospectus and

Statement of Additional Information dated August 24, 2021

The Funds were established to facilitate the reorganization of identically named funds from the Aberdeen Investment Funds trust (the “Target Funds”) into Aberdeen Funds.  Shares of the Funds will not be available for sale until after the closing date of the reorganizations of the Target Funds, provided Target Funds’ shareholder approval is obtained.

Please retain this Supplement for future reference